Performance Management - DoubleLine Ultrashort Income ETF	Mar. 27, 2026
Prospectus [Line Items]
Bar Chart and Performance Table [Heading]	Performance
Performance Narrative [Text Block]
Because this is a new Fund that does not yet have an operating history, a bar chart and table describing the Fund’s annual performance are not yet available. Once available, information on the Fund’s investment results, including its NAV per share, can be obtained at no charge by calling (855) 937-0772 or by visiting the Fund’s website at www.doubleline.com.

Performance One Year or Less [Text]	Because this is a new Fund that does not yet have an operating history, a bar chart and table describing the Fund’s annual performance are not yet available.
Performance Availability Website Address [Text]	www.doubleline.com
Performance Availability Phone [Text]	(855) 937-0772